UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW 6th Floor
Washington, District of Columbia		20004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	NOTE.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2023, FiscalNote, Inc., a wholly owned subsidiary of FiscalNote Holdings, Inc. (the “Company”), entered into that certain Joinder and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement ( “Joinder and Second Amendment”) to its Second Amended and Restated Credit and Guaranty Agreement, dated July 29, 2022 (as amended by Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement dated March 17, 2023 (the “Existing Credit Agreement”), and as further amended by the Joinder and Second Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

Among other things, the Joinder and Second Amendment joins Dragonfly Eye Limited (“Dragonfly”) and Oxford Analytica Limited (“Oxford Analytica”), each a wholly owned subsidiary of the Company registered under the laws of England and Wales (each of Dragonfly and Oxford Analytica, a “UK Loan Party” and collectively, the “UK Loan Parties”), as Guarantors to the Credit Agreement. In connection therewith, the UK Loan Parties granted liens over substantially all of their respective assets to secure their guaranties.

The Joinder and Second Amendment was entered into by and among FiscalNote, Inc., as Borrower Representative, CQ-Roll Call, Inc., Capitol Advantage LLC, VoterVoice, L.L.C. and Sandhill Strategy LLC as Borrowers, and Dragonfly Eye Limited and Oxford Analytica Limited, as New Guarantors, Runway, as administrative agent and collateral agent, and each lender party thereto.

The Joinder and Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 1.01. The above description of the material terms of the Joinder and Second Amendment are qualified in their entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Joinder and Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement by and among FiscalNote, Inc., CQ-Roll Call, Inc., Capitol Advantage LLC, VoterVoice, L.L.C. and Sandhill Strategy LLC as Borrowers, Dragonfly Eye Limited and Oxford Analytica Limited as New Guarantors, Runway, as administrative agent and collateral agent, and each lender party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By: /s/ Jon Slabaugh
Name: Jon Slabaugh
Title: Chief Financial Officer

Date: May 17, 2023